UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 1996  (May 24, 1996)

Commission File Number                        0-11655

                              NTS-PROPERTIES IV
            (Exact name of registrant as specified in its charter)

         Kentucky                                  61-1026356
(State or other jurisdiction of          (I.R.S. Employer Identification
incorporation or organization)           No.)

   10172 Linn Station Road
   Louisville, Kentucky                                40223
(Address of principal executive                     (Zip Code)
offices)

Registrant's telephone number,
including area code                                (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report




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Item 5.      Other Items

             As of May 24, 1996, NTS-Properties IV (the "Partnership") has elected to fund an additional amount of $277,620 to its Interest Repurchase Reserve for the second quarter of 1996. The Interest Repurchase Reserve was originally established February 1, 1996 pursuant to Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. With this funding, the Partnership will be able to purchase up to 1,850 Units at a currently contemplated price of $150 per Unit. The Partnership intends to notify the limited partners of the additional funding to the Interest Repurchase Reserve and the opportunity to request that the Partnership repurchase Units at the established price by letter dated May 24, 1996, a copy of which is attached hereto and made a part thereof.



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May 24, 1996

Dear NTS-Properties IV Investor:

On February 1, 1996, the Partnership announced the funding of an Interest Repurchase Reserve of $297,450 under which the Partnership repurchased and retired 1,983 Units of the Partnership at a price of $150 per Unit. The Partnership received repurchase requests well in excess of the 1,983 Units.

The Partnership has elected to fund an additional amount of $277,620 to the Interest Repurchase Reserve for the second quarter 1996. With this funding, the Partnership will be able to PURCHASE UP TO 1,850 ADDITIONAL UNITS AT A CURRENTLY CONTEMPLATED PRICE OF $150 PER UNIT from investors who sign and return the Repurchase Request form attached to this letter.

Units will be repurchased on a "first-come, first served" basis until the Interest Repurchase Reserve is depleted. If the number of Units submitted for repurchase again exceeds that which can be repurchased by the Partnership, those additional Units may be repurchased in subsequent quarters. The Partnership may at the discretion of the General Partner continue to set aside funds in the Interest Repurchase Reserve.

The above offering price per Unit was established by the General Partner in its sole discretion, and does not purport to represent the fair market value or liquidation value of a Unit. The General Partner believes that this purchase price represents a substantial discount from the value of each Unit and strongly recommends to the investors that Units be held and not sold. However, there is no guarantee of the amount that limited partners who choose not to sell will receive upon the ultimate liquidation of the Partnership.

If you are interested in the Partnership repurchasing your Units, please sign, date and return the enclosed Repurchase Request form, as instructed. Upon receipt of your Repurchase Request, we will provide your with the appropriate transfer form and instructions. NO TRANSFER FEES OR COMMISSIONS WILL BE CHARGED FOR THE REPURCHASE.

You may obtain further information on the Interest Repurchase Reserve by calling our Investor Services at (303) 705-6196.






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                               REPURCHASE REQUEST

                        For Limited Partnership Units in

                                NTS-PROPERTIES IV



Date:__________________


I request that NTS-Properties IV repurchase my limited partnership interest(s) ("Units") at the price of $150 per Unit, as described in the letter to me from NTS-Properties Associates IV dated May 24, 1996 to which this Repurchase Request is attached. AS A CONDITION TO REPURCHASE, I UNDERSTAND THAT I HEREBY WAIVE THE PROVISIONS OF SECTION 16.4 OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NTS-PROPERTIES IV (THE "PARTNERSHIP AGREEMENT") REGARDING THE PRICE AND TERMS OF REPURCHASE OF UNITS, AND FULLY AND FINALLY RELEASE NTS-PROPERTIES IV AND ITS GENERAL PARTNER FROM ANY AND ALL KNOWN OR UNKNOWN CLAIMS, LIABILITY AND ACTIONS, WHETHER ARISING UNDER OR PERTAINING TO THE OFFERING OR PROSPECTUS FOR NTS- PROPERTIES IV, THE PARTNERSHIP AGREEMENT OR OTHERWISE. I WILL REAFFIRM MY WAIVER AND RELEASE UPON EXECUTION OF THE TRANSFER DOCUMENTS. PLEASE SEND ME THE APPROPRIATE TRANSFER DOCUMENTS.

I own ________ Units of NTS-Properties IV. I have read and fully understand the foregoing.

[Each owner of the Limited Partner Units must sign below.]



- -----------------------------------         -----------------------------------
Signature of Limited Partner                Signature of Limited Partner



- ------------------------------------        -----------------------------------
Printed Name                                Printed Name



Once completed, forward this form to:          NTS-Properties IV
                                               c/o Gemisys Corporation
                                               7103 S. Revere Parkway
                                               Englewood, CO 80112





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NTS-PROPERTIES IV
                                              (Registrant)

                                    BY:    NTS-Properties Associates IV
                                           BY:   NTS Capital Corporation,
                                                 General Partner


                                                 /s/ Gregory A. Compton
                                                 Gregory A. Compton
                                                 Senior Vice President/Secretary




Date:       May 24, 1996




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